EXHIBIT 13

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Daniel James Kelly, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ Daniel James Kelly
Daniel James Kelly

February 9, 2012

EXHIBIT 13

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that David Clifford Holman, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitutes, may do or cause to be done by virtue hereof.

/s/ David Clifford Holman
David Clifford Holman

February 3, 2012

EXHIBIT 13

LIMITED POWER OF ATTORNEY

WITH RESPECT TO

FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

AND

AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that William Boyd Westrate, whose signature appears below, hereby constitutes and appoints Ann F. Wenzel and David C. Holman, or either of them acting alone, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration number 333-45592 under the Securities Act of 1933 for securities issued in connection with flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

/s/ William Boyd Westrate
William Boyd Westrate

February 7, 2012